PACE Select

Prospectus Supplement

PACE® Select Advisors Trust

PACE® High Yield Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 28, 2010

March 4, 2011

Dear Investor,

PACE High Yield Investments (the "fund") seeks to achieve its objective of total return by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade. UBS Global Asset Management (Americas) Inc. serves as the fund's manager, and MacKay Shields LLC ("MacKay Shields") currently serves as the fund's investment advisor. As part of the fund's principal investment strategies, MacKay Shields is expanding its use of interest rate futures contracts (specifically, those for which US Treasury securities are the underlying assets) in managing the fund's exposure to changes in interest rates. In addition, the fund may invest up to 10% of its total assets in US senior secured bank loans, which may be in the form of loan participations and assignments.

The Prospectuses and SAI are hereby revised as follows, effective immediately.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Allowable securities" beginning on page 28 of the Prospectuses is revised by replacing the final paragraph of that section in its entirety with the following:

The fund may invest up to 10% of its total assets in US senior secured bank loans (i.e., senior loans made to borrowers that are domiciled in the US, which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US. The fund may (but is not required to) use interest rate futures contracts (specifically, those for which US Treasury securities are the underlying assets) in managing its exposure to changes in interest rates.

The section captioned "PACE High Yield Investments Fund summary" and sub-captioned "Principal risks" beginning on page 28 of the Multi-Class Prospectus and page 29 of the Class P Prospectus is revised by inserting the following as the final paragraphs of that section:

Derivatives risk: The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Item #ZS453

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and the fund's ability to dispose of them.

The section captioned "More information about the funds—PACE High Yield Investments—Investment objective and principal strategies" and sub-captioned "Allowable securities" on page 79 of the Prospectuses is revised by replacing the final paragraph of that section in its entirety with the following:

The fund may invest up to 10% of its total assets in US senior secured bank loans (i.e., senior loans made to borrowers that are domiciled in the US, which may be denominated in foreign currencies), which may be in the form of loan participations and assignments. The fund may invest in a number of different countries throughout the world, including the US. The fund may (but is not required to) use interest rate futures contracts (specifically, those for which US Treasury securities are the underlying assets) in managing its exposure to changes in interest rates.

The table in the section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Additional information about principal risks" on page 99 of the Prospectuses is revised by (i) inserting an "X" in the fund's "Derivatives risk" row, to denote that this is a principal risk of the fund; and (ii) inserting a new "Loan investments risk" row and inserting an "X" in this row for the fund.

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Additional information about principal risks" beginning on page 99 of the Prospectuses is revised by inserting the following above "Management risk":

Loan investments risk: In addition to those risks typically associated with investments in debt securities, investments in bank loans are subject to the risk that the collateral securing a loan may not provide sufficient protection to the fund. With respect to participations in loans, a fund's contractual relationship is typically with the lender (rather than the borrower). Consequently, the fund may have limited rights of enforcement against the borrower and assumes the credit risk of both the lender and the borrower. Investments in bank loans may be relatively illiquid, which could adversely affect the value of these investments and a fund's ability to dispose of them.

The section captioned "The funds and their investment policies" and sub-captioned "PACE High Yield Investments" on page 9 of the SAI is revised by replacing the seventh sentence of the third paragraph in that section with the following:

The fund may invest up to 10% of its total assets in US senior secured bank loans (i.e., senior loans made to borrowers that are domiciled in the US, which may be denominated in foreign currencies), which may be in the form of loan participations and assignments.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE